                                                                 EXHIBIT 10(u)

================================================================================




                                 CML GROUP, INC.

                              ---------------------

                            STOCK PURCHASE AGREEMENT

                              ---------------------


                       11,814,718 SHARES OF COMMON STOCK,
                            PAR VALUE $.10 PER SHARE


                                       OF

                                 CML GROUP, INC.





                            Dated as of July 27, 1998


================================================================================

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

1. AGREEMENT TO SELL AND PURCHASE THE COMMON STOCK ........................... 1
   -----------------------------------------------

2. CLOSING OF SALE OF SHARES ................................................. 1
   -------------------------

3. CONDITIONS TO CLOSING ..................................................... 2
   ---------------------

   3.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER ON THE
       ------------------------------------------------------------
            CLOSING DATE ..................................................... 2
            ------------
       (a)     REPRESENTATIONS AND WARRANTIES ................................ 2
               ------------------------------
       (b)     PERFORMANCE ................................................... 2
               -----------
       (c)     COMPLIANCE CERTIFICATE ........................................ 2
               ----------------------
       (d)     OPINION OF COUNSEL ............................................ 2
               ------------------
       (e)     LEGAL INVESTMENT .............................................. 2
               ----------------
       (f)     COMPLIANCE WITH SECURITIES LAWS ............................... 2
               -------------------------------
       (g)     PROCEEDINGS AND DOCUMENTS ..................................... 2
               -------------------------
       (h)     SALE OF OTHER SHARES .......................................... 3
               --------------------
       (i)     REGISTRATION RIGHTS AGREEMENT ................................. 3
               -----------------------------
       (j)     RELATED MATTERS ............................................... 3
               ---------------
       (k)     NO ADVERSE U.S. LEGISLATION, ACTION OR DECISION ............... 3
               -----------------------------------------------
       (l)     GOVERNMENTAL AND THIRD PARTY PERMITS, CONSENTS, ETC. .......... 3
               ---------------------------------------------------
       (m)     SECRETARY'S CERTIFICATE ....................................... 3
               -----------------------
       (n)     PAYMENT OF EXPENSES ........................................... 4
               -------------------
       (o)     CREDIT AGREEMENT .............................................. 4
               ----------------
       (p)     AMENDMENT TO STOCK PURCHASE WARRANT ........................... 4
               -----------------------------------
       (q)     CANCELLATION OF ROTHSCHILD WARRANTS ........................... 4
               -----------------------------------
       (r)     NOTE PURCHASE AGREEMENT ....................................... 4
               -----------------------
   3.2.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY ON THE
       ----------------------------------------------------------
           CLOSING DATE ...................................................... 5
           ------------
       (a)     REPRESENTATIONS AND WARRANTIES ................................ 5
               ------------------------------
       (b)     PERFORMANCE ................................................... 5
               -----------
       (c)     COMPLIANCE WITH SECURITIES LAWS ............................... 5
               -------------------------------
       (d)     SALE OF OTHER SHARES .......................................... 5
               --------------------
       (e)     NO ADVERSE U.S. LEGISLATION, ACTION OR DECISION ............... 5
               -----------------------------------------------

4. REPRESENTATIONS AND WARRANTIES, ETC. ...................................... 6
   ------------------------------------
   4.1. ORGANIZATIONS AND QUALIFICATION: AUTHORITY ........................... 6
        ------------------------------------------
   4.2. CORPORATE AND GOVERNMENTAL AUTHORIZATION: NO CONTRAVENTION ........... 6
        ----------------------------------------------------------
   4.3. VALIDITY AND BINDING EFFECT .......................................... 6
        ---------------------------
   4.4. CAPITALIZATION ....................................................... 7
        --------------
   4.5. OUTSTANDING DEBT ..................................................... 7
        ----------------
   4.6. NO MATERIAL ADVERSE CHANGE ........................................... 7
        --------------------------
   4.7. PRIVATE OFFERINGS .................................................... 8
        -----------------
   4.8. BROKER'S OR FINDER'S COMMISSIONS ..................................... 8
        --------------------------------
   4.9. DISCLOSURE ........................................................... 8
        ----------


                                      (i)

SECTION                                                                    PAGE
-------                                                                    ----

   4.10.  FOREIGN ASSETS CONTROL REGULATION, ETC. ...........................  9
          --------------------------------------
   4.11.  INVESTMENTS COMPANY ACT ...........................................  9
          -----------------------
   4.12.  PUBLIC UTILITY HOLDING COMPANY ACT ................................  9
          ----------------------------------
   4.13.  INTERSTATE COMMERCE ACT ...........................................  9
          -----------------------
   4.14.  CREDIT AGREEMENT ..................................................  9
          ----------------

5. PURCHASE FOR INVESTMENT:  SOURCE OF FUNDS ................................ 10
   -----------------------------------------

6. RESTRICTIONS ON TRANSFER ..................................................10
   ------------------------
   6.1.   RESTRICTIVE LEGENDS ............................................... 10
          -------------------
   6.2.   NOTICE OF TRANSFER: OPINIONS OF  COUNSEL .......................... 11
          ----------------------------------------

7. ANTI-DILUTION PROTECTION ................................................. 12
   ------------------------
   7.1.   PURCHASE RIGHTS ................................................... 12
          ---------------
   7.2.   RESERVATION OF STOCK .............................................. 13
          --------------------

8. DEFINITIONS .............................................................. 13
   -----------

9. MISCELLANEOUS ............................................................ 16
   -------------
   9.1.   INDEMNIFICATION: EXPENSES, ETC. ................................... 16
          ------------------------------
   9.2.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; SEVERABILITY .......... 17
          --------------------------------------------------------
   9.3.   AMENDMENT AND WAIVER .............................................. 18
          --------------------
   9.4.   NOTICES, ETC. ..................................................... 18
          ------------
   9.5.   SUCCESSORS AND ASSIGNS ............................................ 18
          ----------------------
   9.6.   DESCRIPTIVE HEADINGS .............................................. 18
          --------------------
   9.7.   SATISFACTION REQUIREMENT .......................................... 19
          ------------------------
   9.8.   GOVERNING LAW ..................................................... 19
          -------------
   9.9.   SERVICE OF PROCESS: WAIVER OF OFFSETS ............................. 19
          -------------------------------------
   9.10.  COUNTERPARTS ...................................................... 19
          ------------
   9.11.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS ..................... 19
          ---------------------------------------------
   9.12.  WAIVER OF JURY TRIAL .............................................. 20
          --------------------


                                   (ii)

                                    SCHEDULES
                                    ---------

SCHEDULE 4.1       --    Qualified Jurisdictions
SCHEDULE 4.2       --    Authorization
SCHEDULE 4.4(a)    --    Agreements Affecting Securities
SCHEDULE 4.4(b)    --    Capitalization
SCHEDULE 4.5       --    Debt and Other Liabilities
SCHEDULE 4.6       --    Material Developments


                                    EXHIBITS
                                    --------

EXHIBIT A          --    Form of Opinion of Hale & Dorr LLP


                                     (iii)

                                 CML GROUP, INC.
                                 524 Main Street
                           Acton, Massachusetts 01720

     STOCK PURCHASE AGREEMENT dated as of July 27, 1998 between CML Group, Inc., a Delaware corporation (the "Company"), and the purchaser listed on the signature page hereto (the "Purchaser"). Unless otherwise defined, capitalized terms used in this Agreement are defined in Section 8; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement; references to a "section" or a "subdivision" are, unless otherwise specified, to a section or a subdivision of this Agreement.

     The Company in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agrees with the Purchaser as follows:

     1. AGREEMENT TO SELL AND PURCHASE THE COMMON STOCK. At the Closing provided for in Section 2, the Company will issue and sell to the Purchaser and, subject to the terms and conditions of this Agreement, the Purchaser will purchase from the Company (i) the number of shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), specified opposite the Purchaser's name on the signature page hereto at the purchase price per share of $.10 payable in chase by wire transfer of immediately available funds. The term "Shares" refers to the shares of Common Stock to be purchased by the Purchaser under this Agreement. Contemporaneously with entering into this Agreement, the Company is entering into separate stock purchase agreements (the "Other Stock Purchase Agreements") identical with this Agreement with certain purchasers other than the Purchaser (the "Other Purchasers" and, together with the Purchaser, the "Purchasers"), providing for the sale to each of the Other Purchasers, at such Closing and at the purchase price set forth above, of the number of shares of Common Stock specified opposite such Other Purchaser's name on the signature pages to the Other Stock Purchase Agreements.

     2. CLOSING OF SALE OF SHARES. The purchase and delivery of the Shares to be purchased by the Purchasers shall take place at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts, at a closing (the "Closing") on July 27, 1998 or at such other place or on such other date as the Purchasers and the Company may agree upon (such date on which the Closing shall have actually occurred, the "Closing Date"). At the Closing, the Company will deliver or cause to be delivered to the Purchaser duly recorded on the books of the Company in the name the Purchaser or its nominee or designee in such denominations as the Purchaser may request in such form as to give the Purchaser title without adverse claims the Shares to be purchased by it against payment of the purchase price therefor. If at the Closing the Company shall fail to tender to the Purchaser any of the Shares to be purchased by it as provided in this
Section 2, or any of the conditions specified in Section 3 shall not have been satisfied or waived by the Purchaser, the Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

     3. CONDITIONS TO CLOSING.

        3.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER ON THE CLOSING DATE. The Purchaser's obligation to purchase and pay for the Shares to be sold to it at the Closing is subject to the fulfillment prior to or at the Closing of the following conditions, any or all of which may be waived at the option of the
Purchaser:

            (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 4 hereof shall be correct in all material respects when made and at the time of the Closing, after giving effect to the sale of the Shares and the other transactions contemplated to be consummated at the Closing by this Agreement, except that any representations and warranties that relate to a particular date or period shall be true in all material respects as of such date or period.

            (b) PERFORMANCE. The company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with prior to or at the Closing.

            (c) COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchaser an Officers' Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 3.1(a) and (b) have been fulfilled.

            (d) OPINION OF COUNSEL. The Purchaser shall have received from Hale & Dorr LLP, counsel for the Company, their favorable opinion substantially in the form set forth in EXHIBIT A, addressed to the Purchaser, dated the Closing Date and otherwise satisfactory in substance and form to the Purchaser.

            (e) LEGAL INVESTMENT. On the Closing Date, the Purchaser's purchase of the Shares shall be permitted by the laws and regulations of the jurisdiction to which the Purchaser is subject (including, without limitation, Section 5 of the Securities Act), and credit controls (whether voluntary or mandatory) or similar restraints applicable to the Purchaser shall not subject the Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and shall not be enjoined (temporarily or permanently) under, prohibited by or contrary to any injunction, order or decree applicable to the Purchaser.

            (f) COMPLIANCE WITH SECURITIES LAWS. The offering, issuance and sale of the Shares under this Agreement shall have complied with all applicable requirements of federal securities laws and the Purchaser shall have received evidence, if any, of such compliance in form and substance satisfactory to the Purchaser.

            (g) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings contemplated by this Agreement shall be satisfactory to the Purchaser and the Purchasers' Counsel, and the Purchaser and the Purchasers' Counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or the Purchasers' counsel may reasonably request.

            (h) SALE OF OTHER SHARES. Concurrently with the Closing, the Company shall have issued and sold to each of the Other Purchasers, and each such Other Purchaser shall have purchased from the Company, the Shares to be issued and sold to each such Other Purchaser at the Closing as specified in the applicable signature page of each of the Other Stock Purchase Agreements.

            (i) REGISTRATION RIGHTS AGREEMENT. Simultaneously with or prior to the issuance and sale to the Purchasers of the Shares to be purchased by the Purchasers at the Closing, the company and the Purchasers shall have duly entered into a registration rights agreement satisfactory in substance and form to the Purchasers (the "Registration Rights Agreement"), the Purchasers shall have received fully-executed counterparts of the Registration Rights Agreement in such numbers reasonably requested by them, such agreement shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived.

            (j) RELATED MATTERS. As of the Closing, the Company's and its Subsidiaries' By-laws and Certificates of Incorporation or documents equivalent thereto shall not have been modified or amended since the date such documents were delivered to the Purchaser by the Company.

            (k) NO ADVERSE U.S. LEGISLATION, ACTION OR DECISION. No legislation, order, rule, ruling or regulation shall have been enacted or made by or on behalf of any governmental body, department or agency of the United States, nor shall any legislation have been introduced and favorably reported for passage to either house of Congress by any committee of either such house to which such legislation has been referred for consideration, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which, in the Purchaser's reasonable judgment, could materially and adversely affect any of the Shares or any part thereof as an investment. There shall be no action, suit, investigation or proceeding pending or threatened, against or affecting the Purchaser, any of its properties or rights, or any of its Affiliates, associates, officers or director, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions, and, to the Purchaser's knowledge, there shall be no valid basis for any such action, proceeding or investigation.

            (l) GOVERNMENTAL AND THIRD PARTY PERMITS, CONSENTS, ETC. The Company and its Subsidiaries shall have duly applied for and obtained all approvals, orders, licenses, consents and other authorizations (collectively, the "Approvals") from each federal, state and local government and governmental agency, department or body, or pursuant to any agreement to which the Company or any of its Subsidiaries is a party or to which any of them or any of their assets is subject, which may be required in connection with this Agreement.

            (m) SECRETARY'S CERTIFICATE. The Purchaser shall have received a certificate, dated the Closing Date, of the Secretary or Assistant Secretary of the Company, (i) certifying as true, complete and correct its Charter Documents (as appropriate) and resolutions relating to the transactions contemplated hereby attached thereto,
(ii) as to the absence of proceedings or other action for dissolution, liquidation or reorganization of the Company, (iii) as to the incumbency and specimen signatures of officers who shall have executed instruments, agreements and other documents in connection with the transactions contemplated hereby,
(iv) as to the effect that certain agreements, instruments and other documents are in the form approved in the resolutions referred to in clause (i) above, and
(v) covering such other matters, and with such other attachments thereto, as Purchasers' Counsel may reasonably request at least one Business Day before the Closing Date, which certificates and attachments thereto shall be satisfactory in form and substance to such Purchaser.

            (n) PAYMENT OF EXPENSES. The Company shall have paid the fees, expenses and disbursements of the Purchasers' Counsel, including, without limitation, reasonable legal fees and expenses, reflected in statements of such counsel rendered prior to or on the Closing Date.

            (o) CREDIT AGREEMENT. Simultaneously with or prior to the issuance and sale to the Purchasers of the Shares to be purchased by the Purchasers at the Closing, the Company shall have entered into an Amended and Restated Revolving Credit Agreement of even date herewith by and among the Company, certain Subsidiaries, the Purchasers, and BankBoston N.A. (the "Credit Agreement"), satisfactory in substance and form to the Purchasers, and the other agreements required under the Credit Agreement.

            (p) AMENDMENT TO STOCK PURCHASE WARRANT. Simultaneously with or prior to the issuance and sale to the Purchasers of the Shares to be purchased by the Purchasers at the Closing, the Company shall have amended that certain Common Stock Purchase Warrant No. 3 by the Company in favor of FSC Corp. dated March 11, 1998 such that the total number of warrants to purchase Company Common Stock outstanding under such Warrant is no more that 571,680 and such that the Warrant is otherwise satisfactory in substance and form to the Purchasers (the "Warrant Amendment"), the Purchasers shall have received fully-executed counterparts of such amendment in such numbers reasonably requested by them, such amendment shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived.

            (q) CANCELLATION OF ROTHSCHILD WARRANTS. Simultaneously with or prior to the issuance and sale to the Purchasers of the Shares to be purchased by the Purchasers at the Closing, the Company shall have canceled that certain Common Stock Purchase Warrant No. 1 by the Company in favor of Rothschild Recovery Fund, L.P. dated March 11, 1998 (the "Rothschild Warrant"), the Purchasers shall have received fully-executed counterparts of such cancellation in such numbers reasonably requested by them, such cancellation shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived.

            (r) NOTE PURCHASE AGREEMENT. Simultaneously with or prior to the issuance and sale to the Purchasers of the Shares to be purchased by the Purchasers at the Closing, the Company shall have entered into a Note Purchase Agreement of even date herewith by and between the Company and the State of Wisconsin Investment Board (the "Note Purchase Agreement"), satisfactory in substance and form to the Purchasers, and the other agreements required under the Note Purchase Agreement.

        3.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY ON THE CLOSING DATE. The Company's obligation to issue the Shares at the Closing is subject to the fulfillment prior to or at the Closing of the following conditions, any or all of which may be waived at the option of the Company:

            (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser in Section 5 hereof shall be correct in all material respects when made and at the time of the Closing, after giving effect to the sale of the Shares and the other transactions contemplated to be consummated at the Closing by this Agreement, except that any representations and warranties that relate to a particular date or period shall be true in all material respects as of such date or period.

            (b) PERFORMANCE. The Purchaser shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with prior to or at the Closing.

            (c) COMPLIANCE WITH SECURITIES LAWS. The offering, issuance and sale of the Shares under this Agreement shall have complied with all applicable requirements of federal securities laws.

            (d) SALE OF OTHER SHARES. Concurrently with the Closing, the Company shall have issued and sold to each of the Other Purchasers, and each such Other Purchaser shall have purchased from the Company, the Shares to be issued and sold to each such Other Purchaser at the Closing as specified in the applicable signature page of each of the Other Stock Purchase Agreements.

            (e) NO ADVERSE U.S. LEGISLATION, ACTION OR DECISION. No legislation, order, rule, ruling or regulation shall have been enacted or made by or on behalf of any governmental body, department or agency of the United States, nor shall any legislation have been introduced and favorably reported for passage to either house of Congress by any committee of either such house to which such legislation has been referred for consideration, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which, in the Company's reasonable judgment, could materially and adversely affect any of the Shares or any part thereof as an investment. There shall be no action ,suit, investigation or proceeding pending or threatened, against or affecting the Company, any of its properties or rights, or any of its Affiliates, associates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions, and, to the Company's knowledge, there shall be no valid basis for any such action, proceeding or investigation.

     4. REPRESENTATIONS AND WARRANTIES, ETC. In order to induce the Purchaser to purchase the Shares, the Company represents and warrants that:

        4.1 ORGANIZATION AND QUALIFICATION: AUTHORITY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own and lease its properties and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure so to qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), assets, business or results of operations of (a "Material Adverse Effect" on) the company and its Subsidiaries on a consolidated basis. The Company has heretofore delivered to Purchasers' Counsel complete and correct copies of the certificate of incorporation or articles of organization or equivalent organizational document and of the by-laws or equivalent document of the Company, each as amended to date and as presently in effect (collectively, "Charter Documents"). A list of all jurisdictions in which the Company is qualified, registered or licensed to do business as a foreign corporation is attached hereto as Schedule 4.1.

        4.2 CORPORATE AND GOVERNMENTAL AUTHORIZATION: NO CONTRAVENTION. Except as set forth on Schedule 4.2, the execution, delivery and performance by the Company and its Subsidiaries of the Transaction Documents to which they are a party and all other instruments or agreements to be executed in connection herewith or therewith, and the issuance and sale to the Purchasers of the Shares pursuant to this Agreement and the Other Stock Purchase Agreements, are within the Company's and Subsidiaries' respective corporate powers, having been duly authorized by all necessary corporate action on the part of the Company and each such Subsidiary; do not require any License, authorization, approval, qualification or formal exemption from, or other action by or in respect of, or filing of a declaration or registration with the New York Stock Exchange, any court, Governmental Authority, agency or official or other Person (except such as have been obtained or as may be required under the Securities Act or state securities or Blue Sky laws); do not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation of any Governmental Authority, (ii) the Charter Documents of the Company or any of its Subsidiaries, (iii) any agreement (or require the consent of any Person under any agreement that has not been obtained) to which the Company or any of its Subsidiaries is a party, or (iv) any judgment, injunction, order, decree or other instrument binding upon the Company, any of its Subsidiaries or any of their respective properties, except where such contravention, default or violation would not have a Material Adverse Effect on the Company and its Subsidiaries on a consolidated basis or on the Subsidiaries, individually; and do not and will not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

        4.3 VALIDITY AND BINDING EFFECT. Each of the Transaction Documents has been duly executed and delivered by the Company and Subsidiaries which are a party thereto and is a valid and binding agreement of the Company and its Subsidiaries, as applicable, enforceable against the Company and such Subsidiaries, as applicable, in accordance with its terms, except for (a) the effect upon the Transaction Documents of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, and (b) limitations imposed by a court of competent jurisdiction under general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of the Transaction Documents and upon the availability of injunctive relief or other equitable remedies.

        4.4 CAPITALIZATION. As of the Closing Date, except as set forth on
Schedule 4.4(a) hereto, there are no outstanding subscriptions, options, warrants, rights, convertible or exchangeable securities, "poison pill" or similar charter provisions or rights or other agreements or commitments of any character obligating the Company or its Subsidiaries to issue any securities. As of the Closing Date, except as set forth on Schedule 4.4(a), there are no voting trusts or other agreements or understandings to which the Company or its Subsidiaries is a party with respect to the voting of the Capital Stock of the Company or the Subsidiaries. Except as set forth on Schedule 4.4(a) or as contemplated by the Registration Rights Agreement, neither the Company nor any of its Subsidiaries has entered into any agreement to register its equity or debt securities under the Securities Act. Schedule 4.4(b) lists and describes the authorized capital stock of the Company on and as of the Closing Date, and all securities exercisable for or convertible into capital stock of the Company after giving effect to this Agreement, the Other Stock Purchase Agreements, the Warrant Amendment, the issuance of the Secured Redeemable Subordinated Note under the Note Purchase Agreement to the State of Wisconsin Investment Board, and the Cancellation of the Rothschild Warrant.

        4.5 OUTSTANDING DEBT. Except as set forth in the Financial Statements or on Schedule 4.5 hereto, at and as of the Closing Date, neither the Company nor any of its Subsidiaries will have outstanding any debt for borrowed money, or obligations or liabilities evidenced by bonds, debentures, notes or other similar instruments or under capital leases other than short-term debt incurred in the ordinary course of business. Schedule 4.5 contains a complete and accurate list of all material guarantees, assumptions, purchase agreements and similar agreements and arrangements whereby the Company or any of its Subsidiaries is or may become directly or indirectly liable or responsible for the indebtedness or other obligations of another Person other than the Company or any of its Subsidiaries, except for negotiable instruments endorsed for collection or deposit in the ordinary course of its business, identifying, with respect to each of the respective parties, amounts and maturities.

        4.6 NO MATERIAL ADVERSE CHANGE. Except as set forth on Schedule 4.6 or reports filed with the Commission since May 2, 1998, copies of which have been provided to the Purchasers, since May 2, 1998, there has been (i) no material adverse change in the condition (financial or other), assets, business, or results of operations of the Company or any of its Subsidiaries (except that the Company and its subsidiaries have incurred losses from operations), (ii) no obligation or liability (contingent or other) incurred by the Company or any of its Subsidiaries, other than obligations and liabilities incurred in the ordinary course of business, and no mortgage, encumbrance or Lien placed on any of the properties of the Company or any of its Subsidiaries which remains in existence on the date hereof, and (iii) no acquisition or disposition of any material assets by the Company or any of its Subsidiaries (or any contract or arrangement therefor), or any other material transaction, otherwise than for fair value in the ordinary course of business.

        4.7 PRIVATE OFFERINGS. No form of general solicitation or general advertising including, but not limited to, advertisements, articles, notices or other communications, published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, was used by the Company or any of its Subsidiaries or any of the Company's or such Subsidiary's representatives, or, to the knowledge of the Company, any other Person acting on behalf of the Company or any of its Subsidiaries, in connection with the offering of the Shares being purchased under this Agreement or under any other Transaction Document. Neither the Company, any of its Subsidiaries nor any Person acting on the Company's or such Subsidiary's behalf has directly or indirectly offered the Shares, or any part thereof or any other similar securities or the securities being purchased under any other Transaction Document, for sale to, or sold or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with any Person or Persons other than the Purchasers and other investors who the Company reasonably believed has such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of purchasing the Shares. The Company further represents to the Purchaser that, assuming the accuracy of the representations of the Purchaser as set forth in Section 5 hereof, neither the Company, any of its Subsidiaries nor any Person acting on the Company's or such Subsidiary's behalf has taken or will take any action which would subject the issue and sale of the Shares or the securities being purchased under any other Transaction Document to the provisions of Section 5 of the Securities Act, except as contemplated by the Registration Rights Agreement.

        4.8 BROKER'S OR FINDER'S COMMISSIONS. In addition to and not in limitation of any other rights hereunder, the Company and the Subsidiaries agree that they will indemnify and hold harmless the Purchaser from and against any and all claims, demands or liabilities for broker's, finder's, placement agent's or other similar fees or commissions and any and all liabilities with respect to any taxes (including interest and penalties) payable or incurred or alleged to have been incurred by the Company or any of its Subsidiaries or any Person acting or alleged to have been acting on the Company's or such Subsidiary's behalf, in connection with this Agreement, the issuance or sale of the Shares, or any other transaction contemplated by any of the Transaction Documents.

        4.9 DISCLOSURE.

            (a) As of the Closing Date, each report the Company has filed with the Commission with respect to events occurring, or periods ending, on or after May 2, 1998 (the "SEC Filings") complies in all material respects with the requirements of the 1934 Act and as of the date thereof, did not contain an untrue statement of material fact required to be stated therein or necessary to make statements therein not misleading.

            (b) The SEC Filings, taken as a whole, do not as of the date of this Agreement contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make statements therein no misleading.

            (c) There is no material fact known to the Company which the Company has not disclosed in the SEC Filings which has or, insofar as the Company can reasonably foresee, may have or will have a Material Adverse Effect on the Company and its Subsidiaries on a consolidated basis or on the Subsidiaries, individually, or a Material Adverse Effect on the ability of the Company or any of its Subsidiaries to perform its obligations under any of the Transaction Documents to which it is a party or in respect of the Shares or any document contemplated hereby or thereby.

         4.10 FOREIGN ASSETS CONTROL REGULATION, ETC. Neither the issue and sale of the Shares by the Company nor its use of the proceeds thereof as contemplated by this Agreement will violate the Foreign Assets Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Foreign Funds Control Regulations, the Iranian Assets Control Regulations, the Nicaraguan Trade Control Regulations, the South African Transactions Control Regulations, the Libyan Sanctions Regulations, the Soviet Gold Coin Regulations, the Panamanian Transactions Regulations, the Haitian Transactions Regulations, or the Iraqi Sanctions Regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or Executive Orders 12722 and 12724 (transactions with Iraq).

         4.11 INVESTMENT COMPANY ACT. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and is not deemed to be an "investment company" for purposes of Section 12(d)(1) of the 1940 Act.

         4.12 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         4.13 INTERSTATE COMMERCE ACT. Neither the Company nor any of its Subsidiaries is, nor will be, a "rail carrier," or a Person controlled by or affiliated with a "rail carrier," within the meaning of Title 49, U.S.C. Neither the Company nor any of its Subsidiaries is a "carrier" or other Person to which 49 U.S.C. Section 11301(b)(1) is applicable.

         4.14 CREDIT AGREEMENT. The representations and warranties of the Company contained in the Credit Agreement, as modified by the Schedules thereto, are true and correct in all material respects as of the date hereof as if such representations and warranties were made herein and the Schedules incorporated herein by reference.

     5. PURCHASE FOR INVESTMENT: SOURCE OF FUNDS. To induce the Company to enter into this Agreement and to issue the Shares, the Purchaser represents and warrants to, and covenants and agrees with, the Company, as follows:

        (a) Each Purchaser represents that (i) it is an accredited investor as defined in Regulation D under the Securities Act, or (ii) by reason of its business and financial experience, such Purchaser has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment, and is acquiring the Shares for its own account (and/or on behalf of managed accounts that are purchasing for its own account) and with no present intention of distributing or reselling the same or any part thereof other than pursuant to a registration statement under the Securities Act or an exemption thereunder, without prejudice, however, to its right (subject to the terms of the Transaction Documents) at all times to sell or otherwise dispose of all or any part of the Securities pursuant to a registration under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of its assets being at all times within its control.

        (b) The Purchaser has full power and authority and has taken all action necessary to authorize it to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and all other documents or instruments contemplated hereby to which it is a party. This Agreement and the Registration Rights Agreement are legal, valid and binding obligations of the Purchaser, and each such agreement is enforceable in accordance with its respective terms, except: (i) that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally; (ii) that such enforceability may be subject to general equitable principles, including, without limitation, the principle that the availability or equitable remedies, such as specific enforcement, injunctive relief or reformation, is subject to the discretion of the court before which any proceeding might be brought; and (iii) as rights to indemnity referred to or provided in any such agreements may be limited by federal or state securities laws or public policy underlying such laws.

        (c) The Purchaser acknowledges that the Shares being acquired by it are subject to the restrictions on transfer as provided in Section 6 hereof.

     6. RESTRICTIONS ON TRANSFER.

        6.1. RESTRICTIVE LEGENDS. Except as otherwise permitted by this
Section 6, each certificate representing the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE.

       SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

     The Company shall maintain a copy of this Agreement and any amendments thereto on file in its principal office, and will make such copy available during normal business hours for inspection to any party thereto or will provide such copy to the Purchaser upon its request.

     Whenever the legend requirement imposed by this section 6.1 shall terminate, as hereinabove provided, the respective holders of Shares for which such legend requirements have terminated shall be entitled to receive from the Company, at the Company's expense, certificates without such legend.

       6.2. Notice of Transfer; Opinions of Counsel. The holder of each certificate representing the Shares bearing the restrictive legend set forth in
Section 6.1 above ("Restricted Security"), agrees to provide to the Company (a) upon request, a written description of the manner or circumstances of any transfer of any Restricted Security and (b) upon reasonable request by the Company, an opinion of counsel (including in-house counsel), in form and substance reasonably satisfactory to the Company, to the effect that the proposed transfer of such Restricted Security may be effected without registration of such Restricted Security under the Securities Act. If for any reason the Company (after having been furnished with the opinion required to be furnished pursuant to this Section 6.2) shall fail to notify such holder within five business days after such holder shall have delivered such opinion to the Company that, in its or its counsel's opinion, the transfer may not be legally effective (the "Illegal Transfer Notice"), such holders shall thereupon be entitled to transfer the Restricted Security as proposed. If the holder of the Restricted Security delivers to the Company an opinion of counsel (including in-house counsel or regular counsel to such Purchaser or its investment adviser) in form and substance reasonably satisfactory to the Company that subsequent transfers of such Restricted Security will not require registration under the Securities Act, or if the Company does not provide the holders with an Illegal Transfer Notice as set forth above, the Company will promptly after such contemplated transfer deliver now certificates for such Restricted Security which do not bear the Securities Act legend set forth in Section 6.1 above. The restrictions imposed by this Section 6 upon the transferability of any particular Restricted Security shall cease and terminate when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 promulgated under the Securities Act. The holder of any Restricted

Security as to which such restrictions shall have terminated shall be entitled to receive from the Company a new security of the same type but not bearing the restrictive Securities Act legend set forth in Section 6.1 and not containing any other reference to the restrictions imposed by this Section 6. Notwithstanding any of the foregoing, no opinion of counsel will be required to be rendered pursuant to this Section 6.2 with respect to the transfer of any Securities on which the restrictive legend has been removed in accordance with this Section 6.2. As used in this Section 6.2, the term "transfer" encompasses any sale, transfer or other disposition of any Securities referred to herein.

     7. ANTI-DILUTION PROTECTION.

        7.1. PURCHASE RIGHTS. On August 1, 1999, and each anniversary date thereafter until payment in full by the Company of all amounts owed under the Credit Agreement, the Purchaser shall have the right to purchase from the Company, at the purchase price per share of $.10, the number of shares of Common Stock (the "Amount") such that the ratio of (a) the number of Shares purchased by the Purchaser pursuant to this Agreement to (b) the Beginning Outstanding Shares (as defined below) is equal to the ration of (x) the number of Shares purchased by the Purchaser pursuant to this Agreement plus the Amount to (y) the total number of shares of Common Stock on a fully-diluted basis currently outstanding as of such date. Notwithstanding the foregoing, if (and on each occasion that) at any time prior to the later of (a) August 1, 1999 or (b) payment in full by the Company of all amounts owed under the Credit Agreement, there shall occur: (x) any issuance or sale of any shares of Common Stock (including pursuant to any options, warrants or other rights exercisable for shares of Common Stock) or any shares of other classes of capital stock of the Company or other securities or rights then convertible into or exercisable for shares of Common Stock for a purchase price of $10 million or greater, (y) there shall be any adjustment to any conversion rate for any convertible securities convertible into or exercisable for Common Stock, or (z) an NT Spin-Off (as defined in the Credit Agreement), then the Purchaser shall have the right from and after such occurrence to purchase from the Company, at the purchase price per share of $.10, the number of shares of Common Stock (the "Amount") such that the ratio of (a) the number of Shares purchased by the Purchaser pursuant to this Agreement to (b) the Beginning Outstanding Shares is equal to the ratio of
(x) the number of Shares purchased by the Purchaser pursuant to this Agreement plus the Amount to (y) the Increased Outstanding Shares (as defined below) immediately after such event of transaction.

     For purposes of this Section 7.1, "Beginning Outstanding Shares" shall mean the total number of shares of Common Stock on a fully-diluted basis (excluding, however, the number of shares of Common Stock into which the Subordinated Debentures (as defined in the Credit Agreement) are convertible) immediately following the issuance of Shares under this Purchase Agreement and the shares of Common Stock under the Other Stock Purchase Agreements, the effectiveness of the Warrant Amendment, the issuance of the Secured Redeemable Subordinated Note under the Note Purchase Agreement, and the cancellation of the Rothschild Warrant.

     For purposes of this Section 7.1, "Increased Outstanding Shares" shall mean the total number of shares of Common Stock of the Company on a fully-diluted basis immediately following (a) any issuance or sale of any shares of Common Stock (including pursuant to any options, warrants or other rights exercisable for shares of Common Stock) or any shares of other classes of capital stock of the Company or other securities or rights then convertible into or exercisable for shares of Common Stock, or any adjustment to any conversion rate for any convertible securities convertible into or exercisable for Common Stock; or (b) a NT Spin-Off (as defined in the Credit Agreement), as the case may be.

     For purposes of this Section 7.1, any amendment to the exercise or conversion price or any other repricing of any of the Subordinated Debentures (as defined in the Credit Agreement) shall constitute an issuance of securities, exercisable for or convertible into Common Stock.

        7.2. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of Purchaser's rights set forth in Section 7.1 hereof, such number of Shares, as from time to time shall be issuable upon the exercise of such rights.

     8. DEFINITIONS. As used herein the following terms have the following respective meanings:

        "AFFILIATE," except as otherwise defined in this Agreement, means any Person directly or indirectly controlling or controlled by or under common control with the Company, provided, however, that, for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

        "AGREEMENT" means this Agreement, as amended, modified or supplemented from time to time, together with any exhibits, schedules or other attachments thereto.

        "BUSINESS DAY" means any day other than a day on which banks are authorized or required to be closed in the State of New York.

        "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

        "CHARTER DOCUMENTS" has the meaning ascribed thereto in Section 4.1 hereof.

        "CLOSING" has the meaning ascribed thereto in Section 2 hereof.

        "CLOSING DATE" has the meaning ascribed thereto in Section 2 hereof.

        "COMMISSION" means the United States Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

        "COMMON STOCK" means the common stock, par value $.10 per share, of the Company.

        "COMPANY" has the meaning ascribed thereto in the introduction hereof.

        "CREDIT AGREEMENT" has the meaning ascribed thereto in Section 3.1(q) hereto.

        "FINANCIAL STATEMENTS" means complete the consolidated financial statements for the fiscal year ended July 31, 1997 and the nine months ended May 2, 1998 and pro forma financial statements for the fiscal year ended July 31, 1997 and the nine months ended May 2, 1998 for the Company, together with the notes thereto.

        "GOVERNMENTAL AUTHORITY" means any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, committee, court, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

        "ILLEGAL TRANSFER NOTICE" has the meaning ascribed thereto in Section
6.2 hereof.

        "INDEMNIFIED PARTY" or "INDEMNIFIED PARTIES" has the meaning ascribed thereto in Section 9.1(a) hereof.

        "LICENSE" or "LICENSES" means all material licenses, franchises, permits, consents, registrations, certificates and other approvals (individually, a "License" and collectively, "Licenses") required for the conduct of the Company's or such Subsidiary's business, as the case may be, as now being conducted.

        "LIEN" means any mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, trust receipt or other title retention agreement with respect to any Property or asset of such Person.

        "LOSSES" has meaning ascribed thereto in Section 9.1(a) hereof.

        "MATERIAL ADVERSE EFFECT" has the meaning ascribed thereto in Section
4.1. hereof.

        "NOTE PURCHASE AGREEMENT" has the meaning ascribed thereto in Section 3.1(r) hereof.

        "OFFICERS' CERTIFICATE" means a certificate executed on behalf of the Company by (a) the Chairman of the Board of Directors (if an officer) or the President or one of the Vice Presidents of the Company and (b) the Treasurer or one of the Assistant Treasurers or the Secretary or one of the Assistant Secretaries of the Company.

        "OTHER PURCHASERS" has the meaning ascribed thereto in Section 1 hereof.

        "OTHER STOCK PURCHASE AGREEMENTS" has the meaning ascribed thereto in
Section 1 hereof.

        "PERSON" means any individual, corporation, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

        "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

        "PURCHASER" except as defined elsewhere in this Agreement, has the meaning ascribed thereto in the introduction hereof.

        "PURCHASERS" except as defined elsewhere in this Agreement, shall mean the Purchaser and the Other Purchasers.

        "PURCHASERS' COUNSEL" means Goodwin, Procter & Hoar LLP, a partnership including professional corporations, acting as counsel to the Purchasers in connection with the transactions contemplated hereunder.

        "REGISTRATION RIGHTS AGREEMENT" has the meaning ascribed thereto in
Section 3.1(j), as amended or supplemented from time to time in accordance with the terms thereof.

        "RESTRICTED SECURITY" has the meaning ascribed thereto in Section 6.2 hereof.

        "RULE 144" means Rule 144 as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

        "ROTHSCHILD WARRANT" has the meaning ascribed thereto in Section 3.1(q) hereof.

        "SECURITIES ACT" means the Securities Act of 1933, and the rules and regulations of the Commission promulgated thereunder, as amended.

        "SHARES" has the meaning ascribed thereto in Section 1 hereof.

        "SUBSIDIARY" means with respect to any Person, any corporation, association or other business entity of which securities representing more than 50% of the combined voting power of the total Voting Stock (or in the case of an association or other business entity which is not a corporation, more than 50% of the equity interest) is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

        "TRANSACTION DOCUMENTS" means, collectively, this Agreement, the Other Stock Purchase Agreements, the Registration Rights Agreement and any and all agreements, certificates, instruments and other documents contemplated thereby or executed and delivered in connection therewith.

        "VOTING STOCK" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors, managers or trustees of any Persons (irrespective of whether or not at the time, stock of any class or classes will have, or might have, voting power by the reason of the happening of any contingency).

        "WARRANT AMENDMENT" has the meaning ascribed thereto in Section 3.1(p) hereof.

     9. MISCELLANEOUS.

        9.1. INDEMNIFICATION; EXPENSES, ETC.

             (a) In addition to any and all obligations of the Company to indemnify the Purchaser hereunder or under the other Transaction Documents, the Company agrees, without limitation as to time, to indemnify and hold harmless the Purchaser, the Affiliates, and the employees, officers, directors, and agents of the Purchaser and the Affiliates (individually, an "Indemnified Party" and, collectively the "Indemnified Parties") from and against any and all losses, claims, damages, liabilities, costs (including the cost of preparation and attorneys' fees) and expenses (including expenses of investigation) (collectively, "Losses") incurred or suffered by an Indemnified party (i) in connection with or arising out of any breach of any warranty, or the inaccuracy of any representation, as the case may be, made by the Company, or the failure of the Company to fulfill any agreement or covenant contained in this Agreement or (ii) in connection with any proceeding against the Company or any Indemnified Party brought by an third party arising out of or in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken in connection herewith or therewith (or any other document or instrument executed herewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated and whether or not any Indemnified party is a formal party to an Proceeding; PROVIDED, HOWEVER, that the Company shall not be liable for any losses resulting from action on the part of any Indemnified party which is finally determined in such proceeding to be wrongful or which is an act of gross negligence, recklessness, or willful misconduct by such Indemnified Party. The Company agrees promptly to reimburse any Indemnified party for all such Losses as they are incurred or suffered by such Indemnified Party.

     Except as otherwise provided herein, the Company agrees (for the benefit of the Purchaser) to pay, and to hold the Purchaser harmless from and against, all costs and expenses

(including, without limitation, attorneys' fees, expenses and disbursements), if any, in connection with the enforcement against the Company, as the case may be, of this Agreement or any other Transaction Document or any other agreement or instrument furnished pursuant hereto or thereto or in connection herewith or therewith in any action in which the Purchaser in attempting to enforce any of the foregoing shall prevail or in any action in which the Purchaser shall in good faith assert any provision of any of the foregoing as a defense.

             (b) If any Indemnified party is entitled to indemnification hereunder, such Indemnified party shall give prompt notice to the Company of any claim or of the commencement of any proceeding against the Company or any Indemnified party brought by any third party with respect to which such Indemnified party seeks indemnification pursuant hereto; PROVIDED, HOWEVER, that the failure so to notify the Company shall not relieve the Company from any obligation or liability except to the extent the Company is prejudiced by such failure. The Company shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the expense of the Company, the defense of any such claim or proceeding with counsel reasonably satisfactory to such Indemnified party. The Indemnified party or Parties will not be subject to any liability for any settlement that does not include as an unconditional term thereof the giving by claimant or plaintiff to such Indemnified party or Parties of a release, inform and substance satisfactory to the Indemnified party or Parties, from all liability in respect of such claim, litigation or proceeding.

             (c) In addition to any other obligations of the Company to indemnify the Purchasers herein or pursuant to any of the Transaction Documents or any other agreements or documents executed and delivered in connection therewith, the Company will save the Purchaser and each other holder of any of the Securities harmless from liability for the payment of all expenses arising in connection with such transactions, including, without limitation: (i) all document production and duplication charges and the reasonable fees, charges and expenses of Purchasers' Counsel (whether arising before or after the Closing
Date), the transactions contemplated hereby and any subsequent proposed modification shall be effected or proposed consent granted; (ii) the costs and expenses, including attorneys' fees, incurred by the Purchaser in enforcing any rights under this Agreement or in responding to any subpoena or other legal process issued in connection with this Agreement or the transactions contemplated hereby or thereby or by reason of the Purchaser's having acquired any of the Securities, including without limitation costs and expenses incurred by the Purchaser in any bankruptcy case; (iii) the cost of delivering to the Purchaser's principal office, insured to its satisfaction, the Shares delivered to the Purchaser hereunder; and (iv) the reasonable out-of-pocket expenses incurred by the Purchaser in connection with such transactions and any such amendments or waivers.

        9.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; SEVERABILITY. All representations and warranties contained in this Agreement or the Transaction Documents or made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement or the Transaction Documents shall survive, for the duration of any statutes of limitation applicable thereto, the execution and delivery of this Agreement, any investigation at any time made by the Purchaser or on its behalf, the purchase of the Shares by the Purchasers under this Agreement and the Other Stock Purchase Agreements and any disposition of or payment on the Shares. All statements contained in any certificate or other instrument delivered to the Purchaser by or on behalf of the Company pursuant to this Agreement or the Transaction Documents shall be deemed representations and warranties of the Company under this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

        9.3. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the Purchaser and the Company.

        9.4. NOTICES, ETC. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to the Purchaser, at such address as the Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such other holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Shares who has furnished an address to the Company, or (c) if to the Company, at its address set forth at the beginning of this Agreement, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to the Purchaser and each such other holder in writing. This Agreement and the other Transaction Documents and all documents delivered in connection herewith or therewith embody the entire agreement and understanding between the Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

        9.5. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the respective parties which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of all other parties. The terms and provisions of this Agreement and the other Transaction Documents shall inure to the benefit of and shall be binding upon any assignee or transferee of the Purchaser, and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Purchaser shall automatically extend o and be vested in, and become an obligation of, such transferee or assignee, all subject to the terms and conditions hereof.

        9.6 DESCRIPTIVE HEADINGS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        9.7 SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or an action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Purchaser or to the holders of a specified portion of the Shares, the determination of such satisfaction shall be made by the Purchaser or such holders, as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

        9.8 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

        9.9 SERVICE OF PROCESS; WAIVER OF OFFSETS. The Company (a) hereby irrevocably submits itself to the jurisdiction of the state courts of the Commonwealth of Massachusetts and to the jurisdiction of the United States District Court for the Commonwealth of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, the Shares, the other Transaction Documents or the subject matter hereof or thereof brought by the Purchaser (or the Other Purchasers) or their successors or assigns, and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (c) hereby waives any offsets or counterclaims in any such action, suit or proceeding (other than compulsory counterclaims). The Company hereby consents to service of process by registered mail at the address to which notices are to be given . The Company agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the Purchaser. Final judgment against the Company in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions (a) by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of the Company therein described or (b) in any other manner provided by or pursuant to the laws of such other jurisdiction. Notwithstanding the foregoing, however, the Purchaser and any successors and assigns may at its option bring suit or institute other judicial proceedings against the Company or any of the Company's assets in any state or federal court of the Untied States or in any country or place where the Company or such assets may be found.

        9.10. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

        9.11. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Agreement may not be used to interpret another agreement, indenture, loan or debt agreement of the Company or an Subsidiary. Any such agreement, indenture, loan or debt agreement may not be used to interpret this Agreement.

        9.12. WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION, SUIT OR PROCEEDING, IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE SHARES, ANY OTHER TRANSACTION DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR RELATING TO THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT, THEREOF.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            STOCK PURCHASE AGREEMENT

     If this Agreement is satisfactory, please so indicate by signing the applicable attached signature page of this Agreement and delivering such counterpart to the Company, whereupon this Agreement will become binding among the parties hereto in accordance with its terms.

                                        CML GROUP, INC., a Delaware corporation

                                                    By: /s/ John Pound
                                                       ------------------------
                                                       Name: John Pound
                                                       Title: Chairman & CEO

                                                        /s/ Glenn E. Davis
                                                        Exec. V.P.

                            STOCK PURCHASE AGREEMENT
                            PURCHASER SIGNATURE PAGE


Accepted and agreed as of the                      Aggregate Number of
date first written above:                          Shares of Common Stock
                                                   to be Purchased: 9,909,118

B III CAPITAL PARTNERS, L.P.,
   a Delaware limited partnership

                                                   Purchase Price:  $990,911.80

By:  DDJ Capital III, LLC,
           its General Partner
By:  DDJ Capital Management, LLC,
           its Manager


By:  /s/ Judy K. Mencher
   -----------------------------
   Name: Judy K. Mencher
   Title: Member


Address:    c/o DDJ Capital Management, LLC
            Attn:  Wendy Schnipper Clayton
            141 Linden Street, Suite 4
            Wellesley, MA 02181

Telephone:      (617) 283-8500
Telecopy:       (617) 283-8541

Nominee (name in which the Units are to be registered, if different than name of Purchaser):

GOLDMAN SACHS & COMPANY FFC:  BIII CAPITAL PARTNERS, L.P.
---------------------------------------------------------
                     (Nominee's Name)

                         STOCK PURCHASE PRICE AGREEMENT
                            PURCHASER SIGNATURE PAGE


Accepted and agreed as of the                        Aggregate Number of
date first written above:                            Shares of Common Stock
                                                     to be Purchased:  1,905,600

Mellon Bank, N.A. solely in its
capacity as Trustee for General
Motors Employees Domestic                            Purchase Price:  $190,560
Group Pension Trust as directed
by DDJ Capital Management, LLC,
and not in its individual capacity



By: /s/ Bernadette T. Rist
   -------------------------------
   Name: BERNADETTE RIST
   Title: AUTHORIZED SIGNATORY



Address: c/o DDJ Capital Management, LLC
         Attn:  Wendy Schnipper Clayton
         141 Linden Street, Suite 4        The decision to participate in this
         Wellesley, MA 02181               investment, any representations made
                                           herein by the participant, and any
                                           actions taken hereunder by the
                                           participant has/have been made solely
                                           at the direction of the investment
Telephone: (617) 283-8500                  fiduciary who has sole investment
Telecopy:  (617) 283-8541                  discretion with respect to this
                                           investment.

Nominee (name in which the Units are to be registered, if different than name of Purchaser):

MELLON BANK, N.A. SOLELY IN ITS CAPACITY AS TRUSTEE FOR
-------------------------------------------------------
GENERAL MOTORS EMPLOYEES DOMESTIC GROUP PENSION TRUST
-----------------------------------------------------
                     (Nominee's Name)

                                  SCHEDULE 4.1

                                  JURISDICTIONS

The Company is qualified, registered or licensed to do business as a foreign corporation in the following jurisdictions:

                     1. Massachusetts
                     2. California

                                  SCHEDULE 4.2




                                  AUTHORIZATION




                                     N O N E

                                 SCHEDULE 4.4(b)


                             CAPITALIZATION - OTHER

AUTHORIZED CAPITAL STOCK:
    Common Stock:     120,000,000,  $0.10 par value *
    Preference Stock:   2,000,000,  $0.10 par value

     * As of July 21, 1998, the Company had 50,274,694 shares of Common Stock and -0- shares of Preference Stock issued and outstanding. Such amounts do not include 11,814,718 shares of Common Stock issued on July 27, 1998 pursuant to the terms of the Agreement and the Other Stock Purchase Agreements.

OTHER SECURITIES EXERCISABLE OR CONVERTIBLE INTO COMMON STOCK:

Shares issuable upon conversion/exercise of or pursuant to:

   1. 5-1/2% Subordinated Convertible Debentures Due 2003
              ($41,593,000/$25.917 shares):                           1,604,854
   2. Warrants issued to BankBoston, N.A. on March 11, 1998
              as amended July 27, 1998                                  576,300
   3. Third Offering of the Company's 1996 Employee Stock
              Purchase Plan:                                            296,332
   4. 1982 Stock Option Plan:                                           465,858
   5. 1991 Stock Option Plan:                                         1,458,388
   6. 1993 Director Option Plan:                                         54,000
   7. 1996 Director Option Plan:                                        227,757
   8. Incentive Deferred Compensation Plan:                              28,140
   9. 15% Secured Convertible Redeemable Subordinated
              Note due 2003 ($20,000,000/$4.00 share):                5,000,000

                                  SCHEDULE 4.5

                                OUTSTANDING DEBT




Outstanding Debt that is permitted by, or disclosed in, the Credit Agreement is incorporated herein by reference.

                                  SCHEDULE 4.6

                           NO MATERIAL ADVERSE CHANGE

Items and information that are disclosed in the Credit Agreement is incorporated herein by reference.